SEC File Number 811-05631

033-23452

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 50

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

OF 1940

Amendment No. 51

LEE FINANCIAL MUTUAL FUND, INC.

(Exact name of Registrant as Specified in Charter)

3113 Olu Street, Honolulu, Hawaii 96816-1425

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (808) 988-8088

Terrence Lee, CEO; Lee Financial Mutual Fund, Inc.;

3113 Olu Street, Honolulu, Hawaii 96816-1425

(Name and Address of Agent for Service)

Please send copies of all communications to:

Nancy P. O’Hara

Drinker Biddle & Reath LLP

One Logan Square

Suite #2000

Philadelphia, PA 19103-6996

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective

(check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on February 1, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ___________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on ___________ pursuant to paragraph (a)(2) of Rule 485
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A: INFORMATION REQUIRED IN A PROSPECTUS

INVESTOR CLASS

TICKER: SURFX

FEBRUARY 1, 2019

PROSPECTUS

LEE FINANCIAL MUTUAL FUND, INC.

(808) 988-8088

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”) nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 808-988-8088 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 808-988-8088. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

LEE FINANCIAL MUTUAL FUND, INC.	PROSPECTUS DATED
3113 OLU STREET	FEBRUARY 1, 2019
HONOLULU, HAWAII 96816-1425

TABLE OF CONTENTS

Summary Section	1
Additional Information about Investments	5
Additional Information about the Investment Manager	8
FUND PRICING	8
Additional Information about Purchasing and Redeeming Fund Shares	9
Distributions, Capital Gains and Tax Consequences	13
Distribution Arrangements	15
Financial Highlights	16

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Hawaii Municipal Fund (the “Fund”), a series of Lee Financial Mutual Fund, Inc. (“Company”), is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.50%
Distribution (12b-1) Fees		0.15%
Other Expenses		0.35%[1]
Shareholder Servicing Fee	0.05%[2]
All Other Expenses	0.30%
Total Annual Fund Operating Expenses		1.00%[1]

[1]	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the current expenses of the Fund. The Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the annual report which does not reflect the current expenses of the Fund.

[2]	Restated to reflect the decrease in the Shareholder Servicing Fee from 0.10% to 0.05% effective October 1, 2018.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

LEE FINANCIAL MUTUAL FUND, INC.	1

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in a portfolio of primarily investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions or agencies that pay interest that is exempt from regular federal and State of Hawaii income tax. The Fund's dollar-weighted average portfolio maturity is expected to be 10 years or more. More than 25% of the Fund’s assets may be invested in a particular segment of the municipal securities market. The Investment Manager attempts to select securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments. The Fund purchases municipal securities that the Investment Manager believes have the best value compared to securities of similar credit quality and maturity range.  The Fund generally sells municipal securities for a number of reasons, including a change in credit quality, to extend or shorten maturity, to increase yield or to raise funds to cover redemptions.

PRINCIPAL RISKS

Market Risk - There is no guarantee that the Fund’s investment objective will be met. The Fund’s yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in the Fund.

Interest Rate Risk - The net asset value of the Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. In general, when interest rates rise, municipal securities prices tend to fall and when interest rates fall, municipal securities prices tend to rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to interest rates.

Credit Risk - The securities in the Fund’s portfolio are subject to credit risk, which is the ability of municipal issuers to meet their payment obligations.

Call Risk - The securities in the Fund’s portfolio are subject to call risk, which is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the Fund’s value.

State Concentration Risk - The Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the State of Hawaii or any of its political subdivisions or agencies. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions and agencies, the performance of the Fund will be closely tied to the economic and political conditions in the State of Hawaii. Therefore an investment in the Fund may be riskier than investment in other types of municipal securities funds.

Municipal Security Risk - Municipal security prices, payment of interest on, repayment of principal for, and the market for municipal securities can be significantly affected by economic and political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in these sectors can affect municipal bond prices. A credit rating downgrade, bond default, or bankruptcy involving an issuer within the state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.

2	LEE FINANCIAL MUTUAL FUND, INC.

Municipal Sector Concentration Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Non-Diversification Risk - The Fund is non-diversified and its assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, the Fund’s net asset value may increase or decrease more rapidly than a diversified fund.

Tax Risk - Unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer could impact the tax-free income distributed by the Fund. In addition, some income may be subject to the federal alternative minimum tax.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart illustrates how the Fund’s performance has varied from year to year over the past 10 years. The Fund’s past performance before and after taxes is not necessarily an indication of future performance. The following table shows how the Fund's average annual total returns for the periods indicated compared to those of the Bloomberg Barclays Municipal Bond Index. Updated performance information for the Fund is available by calling (808) 988-8088 or (800) 354-9654.

During the periods shown in the bar chart, the Fund’s highest quarterly return was 5.09% for the quarter ended September 30, 2009 and the lowest quarterly return was -3.31% for the quarter ended December 31, 2010.

LEE FINANCIAL MUTUAL FUND, INC.	3

Average Annual Total Returns for the periods ended December 31, 2018

Hawaii Municipal Fund	1 Year	5 Years	10 Years
Return Before Taxes	0.35%	3.03%	3.95%
Return After Taxes on Distributions	0.35%	3.03%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	1.15%	2.95%	3.79%
Bloomberg Barclays Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	1.28%	3.82%	4.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own after-tax returns will depend on your tax situation and may differ from those shown here. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager – Lee Financial Group Hawaii, Inc.

Portfolio Manager - Terrence K.H. Lee, CEO and President of Lee Financial Group Hawaii, Inc. has been the portfolio manager of the Fund since February 1, 2015.

PURCHASE AND SALE OF FUND SHARES

You may purchase and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund or through certain financial advisors and brokers. The minimum initial purchase is $10,000 and the minimum subsequent investment is $100. These requirements may be waived at the Distributor’s discretion. New account applications, additional investment and redemption requests can be mailed to: Lee Financial Securities, Inc., 3113 Olu Street, Honolulu, HI 96816-1425. Telephone redemptions are accepted at (808) 988-8088 or (800) 354-9654.

TAX INFORMATION

The Fund’s distributions attributable to interest income are generally exempt from regular federal and Hawaii state income tax. All or a portion of these distributions may be subject to the federal alternative minimum tax. Net capital gains distributed by or reinvested in the Fund will be taxable.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	LEE FINANCIAL MUTUAL FUND, INC.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Investment Objective and Principal Strategy

The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The investment objective of the Fund cannot be changed without shareholder approval.

Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

The two principal classifications of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

The Fund will primarily invest its assets in a portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii, or any of its political subdivisions and agencies. The interest on these securities is exempt from regular federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. The Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, including borrowings for investment purposes, in these municipal securities.

How the Fund intends to pursue this investment strategy:

●	Maturity Range

The Fund invests in municipal bonds with a maturity of up to 40 years and an average expected stated maturity of 10-25 years.

●	Credit Quality

At least 90% of the Fund’s assets will be invested in municipal securities within the four highest credit quality ratings assigned by S & P Global Ratings Service (AAA, AA, A, BBB) or Moody’s Investors Service (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Fund’s Investment Manager to be of comparable quality.

●	Concentration

More than 25% of the Fund's assets may be invested in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have a significant effect on Fund performance.

●	Risk Management

The Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

LEE FINANCIAL MUTUAL FUND, INC.	5

●	Downgrade Policy

Downgraded bonds will be subject to review. Based upon the review, the Fund will elect to hold or sell the downgraded bond.

Principal Risks

The following information provides more detail on the principal risks of investing in the Fund discussed in the Summary Section:

Hawaii Securities

The Fund primarily invests in municipal securities of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives. All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state’s high level of debt.

Tax Laws

Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected.

Additional information about the Fund's investments and risks can be found in the Statement of Additional Information (“SAI”).

Portfolio Holdings

The Company or its Investment Manager may publicly disclose information concerning the securities held by the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Commission.

The Fund intends to publish its top ten holdings and other portfolio securities information, such as asset and sector allocations and other portfolio characteristics, on its website, www.LeeHawaii.com, current as of quarter end, no sooner than three (3) calendar days after the end of the quarter. This information will generally remain available on the website at least until the Fund files with the Commission its annual/semi-annual shareholder report or quarterly portfolio holding report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website, www.LeeHawaii.com.

Other Investment Practices and Risks

During periods of adverse conditions the Fund may not achieve its investment objective. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable or in response to other adverse market, economic, political or other conditions, the Fund may maintain uninvested cash or invest in money market instruments. The interest on money market instruments may be subject to federal or state income taxes.

6	LEE FINANCIAL MUTUAL FUND, INC.

In addition to the Fund’s principal investment strategies, and the particular types of securities that the Fund may select for investment described above, the Fund may make other types of investments and pursue other investment strategies in support of its overall investment goal. Information about some of these investments and strategies is described below. More information about these and other supplemental investment strategies and the risks involved are described in the SAI. The Fund may:

● Hedge its portfolio partially or fully against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

● Engage in “when-issued” or “delayed delivery” transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

● Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

● Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

LEE FINANCIAL MUTUAL FUND, INC.	7

ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGER

The Investment Manager for the Fund is Lee Financial Group Hawaii, Inc. (“Lee Financial”), 3113 Olu Street, Honolulu, HI 96816-1425. Lee Financial was founded in 1988 and as of December 31, 2018 had approximately $330 million in assets under management. Lee Financial is responsible for: investing the assets of the Fund, providing investment research, administering the Fund's daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolio and overseeing its performance. As compensation for the services provided by Lee Financial, the Fund paid Lee Financial 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year. A discussion regarding the basis for the Board of Directors of the Company (the “Board”) approving the investment management contract of the Fund is available in the Fund’s September 30, 2018 Annual Report to shareholders.

Terrence K.H. Lee is the portfolio manager of the Fund. Mr. Lee has managed the Fund since February 1, 2015. Mr. Lee is CEO and President of Lee Financial, which he founded in 1988, and serves as the Chief Investment Officer for the Investment Committee of Lee Financial. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares in the Fund.

FUND PRICING

The net asset value and price per share for the Fund is determined by calculating the total value of the Fund’s assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. EST). Fund shares will not be priced on the days on which the NYSE is closed.

The Fund’s shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board. When events occur which may affect the accuracy or availability of quotations for the Fund’s investments, the Fund may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.

8	LEE FINANCIAL MUTUAL FUND, INC.

ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING FUND SHARES

Service Agents

Shares of the Fund may be purchased and redeemed by customers of service agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers (“Service Agents”) and have agreements with the Fund to promptly transmit their customer purchase and redemption orders to the Fund. The Fund will be deemed to have received a purchase or redemption order when the Service Agents, or its authorized designee, accepts a purchase or redemption order from its customer. Such orders will be priced at the net asset value per share next determined after receipt of the order by the Service Agents or its authorized designee, if the order is actually received in proper order by the Fund’s transfer agent not later than a designated time later that day and the payment is received by the Fund’s transfer agent in accordance with settlement instructions agreed upon between the Fund and the Service Agents. The Fund considers orders to be in “proper order” when all required documents are properly completed, signed and received by the Fund’s transfer agent. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees.

The Fund relies upon the integrity of the Service Agents to ensure that orders are timely and properly submitted. Service Agents are responsible to their customers and the Fund for timely transmission of all purchase and redemption requests, investment information, documentation and money to the Fund’s transfer agent. The Fund cannot assure you that Service Agents properly submitted to it all purchase and redemption orders received from the Service Agents’ customers before the time for determination of the Fund’s net asset value in order to obtain that day’s price.

Purchasing Fund Shares

Shares are distributed through Lee Financial Securities, Inc., 3113 Olu Street, Honolulu, HI 96816-1425 or from members of the Financial Industry Regulatory Authority who have dealer agreements with Lee Financial Securities, Inc.

In order to establish a new account, a completed application should accompany an investment in the Fund. Purchases can be made by submitting a personal check. Checks must be made payable to the “Hawaii Municipal Fund”. Checks should be written in blue or black ink when purchasing shares of the Fund. New account applications and additional investments can be mailed to: Lee Financial Securities, Inc., 3113 Olu Street, Honolulu, HI 96816-1425. Please note that Fund purchases cannot be made by cashier’s check, official check, traveler’s check or any other cash instrument.

The Fund is offered for investment on a no-load basis; however, Service Agents may charge their customers fees for purchasing shares of the Fund. The minimum initial investment to open an account is $10,000.00. The minimum subsequent investment is $100.00. This requirement may be waived at the Distributor’s discretion. Broker-dealers and other financial intermediaries may impose their own minimum and subsequent investment requirements. Please refer to “Service Agents” above for additional information. For subsequent investments, shareholders should include their Fund account number on the check.

LEE FINANCIAL MUTUAL FUND, INC.	9

From time to time, the Investment Manager and its affiliates pay, from their own resources, a fee to financial institutions that generate purchase orders. These fees are described in the SAI.

Purchases received by the Fund by the close of the NYSE (generally 4:00 p.m. EST) are confirmed at that day’s net asset value. Purchases received by the Fund after the close of the NYSE are confirmed at the net asset value determined on the next business day. Should an order to purchase shares be canceled because an investor’s check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. Lee Financial Securities, Inc. reserves the right to accept or reject any purchase order.

Customer Identification Program

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Automatic Investment Plan

Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institutions. A minimum investment of $100.00 each month is required for participation in the plan. This requirement may be waived at the Distributor’s discretion.

Redeeming Fund Shares

Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared, which may take up to 15 days from the purchase date.

The redemption price of shares is based on the next calculation of the net asset value after the order is received by the Fund. The Fund imposes no sales charges or fees for redeeming shares; however, Service Agents may charge their customers fees for redeeming shares of the Fund. Redemptions may be suspended when the NYSE is closed (other than customary weekend and holiday closings) or when the Commission deems an emergency exists and permits such suspension or postponement.

10	LEE FINANCIAL MUTUAL FUND, INC.

If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived at the Distributor’s discretion.

Written instructions, with a medallion signature guarantee, are required to send the check to another address or to make it payable to another person. If you have changed your address within the last 15 days without a medallion signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a medallion signature guarantee. Requests to sell your shares and send the proceeds to a preauthorized secondary address may be requested by phone.

Other than as described above and below under “Redemptions by Electronic Funds Transfer (ACH)”, the proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record typically within five business days following the receipt of your redemption request made in good order. The Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. It may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If your account falls below $1,000.00, you may be asked to increase your balance. If it is still below $1,000.00 after 60 days, the Company may close your account and send you the proceeds.

Telephone Redemptions (808) 988-8088

As long as your transaction is for $50,000.00 or less you can sell your shares by phone.

To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:

Account Number

Name and address exactly as registered on that account

Dollar or share amount to be redeemed

Last 4 digits of the social security number or tax identification as registered on that account.

If these procedures are followed, the Company, the Fund and Lee Financial Securities, Inc. will not be responsible for the authenticity of instructions received by telephone or any loss, liability cost or expense.

LEE FINANCIAL MUTUAL FUND, INC.	11

Written Redemption Requests

If telephone redemption privileges are not established, a written redemption request should be sent to Lee Financial Securities, Inc., 3113 Olu Street, Honolulu, HI 96816-1425. Corporate, partnership or trust accounts may need to send additional documents. Specify the “Hawaii Municipal Fund”, registration of the account, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures (signed exactly as the account is registered) and any additional documents, as well as medallion signature guarantees if required. A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

Redemptions By Electronic Funds Transfer (ACH)

You can call, or write, to have redemption proceeds sent to a bank account. Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to complete the ACH form with your bank’s name and a voided check or preprinted savings account deposit slip. If there is a difference between the Fund account owner(s) and the bank account owner(s), you must have the ACH form signed by all Fund and bank account owners, and each individual must have his or her signature medallion guaranteed. If the bank account was added or changed without a medallion signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a medallion signature guarantee for each Fund account owner. If we receive your request in proper form prior to 4:00 p.m. EST, proceeds sent by ACH generally will be available within two to three business days.

Frequent Purchases and Redemptions of Fund Shares

The Board has determined that market timing or frequent, short-term purchases and redemptions (“trading”) of Fund shares is not in the best interest of the Fund or its shareholders. Short-term trading of Fund shares creates certain transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund’s portfolio investments. In order to deter such trading activity, the Board has determined to limit shareholders in the Fund to six purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions. In order to implement this policy, the Fund is directed to monitor trading activity in the Fund and follow the policies and procedures that are described in the Fund’s SAI. The Board recognizes that these procedures may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund’s administrator (“Administrator”) will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

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DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES

Shareholders begin earning dividends on the next calendar day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month. This payment, if any, includes dividends accrued up to and including the earlier of the redemption date or the last calendar day of each month. If you have opted for cash distributions and there are three outstanding dividend checks that have not been presented for payment,  or if any check mailed to you is returned as undeliverable, the Fund reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

The Fund will automatically credit monthly distributions and any annual capital gain distributions to an investor's account in additional shares of the Fund at net asset value, unless an investor elects otherwise to receive them in cash instead. You can also have your distributions deposited in a bank account by ACH. Before requesting to have distributions sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to complete the ACH form with your bank’s name and a voided check or preprinted savings account deposit slip. If there is a difference between the Fund account owner(s) and the bank account owner(s), you must have the ACH form signed by all Fund and bank account owners, and each individual must have his or her signature medallion guaranteed. If the bank account was added or changed without a medallion signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a medallion signature guarantee for each Fund account owner. These ACH instructions will remain in effect until we receive written instructions otherwise.

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). It is expected that the Fund will predominantly distribute dividends derived from interest earned on exempt securities, and these “exempt-interest dividends” will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from the net capital gain of the Fund will generally be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. Dividends, if any, derived from short-term capital gains or taxable interest income will generally be taxable to you as ordinary income. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

LEE FINANCIAL MUTUAL FUND, INC.	13

You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares. Any remaining loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold. The Fund has elected to use the first-in first-out method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

The Fund will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The current withholding backup rate is 24%.

Shareholders of the Fund that are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund’s dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

14	LEE FINANCIAL MUTUAL FUND, INC.

Fund distributions derived from interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions are not exempt from the Hawaii Franchise Tax. This tax generally applies to banks, building and loan associations, financial services loan companies, financial corporations, small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies and subsidiaries therefore located or doing business in Hawaii.

Generally, the Fund’s distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Additional information about taxes is provided in the SAI.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a distribution plan under Rule 12b-1 which allows the Fund to pay up to 0.25% per year of its average daily net assets for the sale and distribution of its shares and shareholder support services not otherwise provided by the Fund’s transfer agent, but currently the Fund pays 0.15%. The Fund also pays fees for additional services provided to shareholders at a rate of up to 0.10% of its average daily net assets.

These fees are paid out of the Fund’s assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

LEE FINANCIAL MUTUAL FUND, INC.	15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

	INVESTOR CLASS
	Years Ended September 30,
	2018	2017	2016	2015	2014
Net asset value
Beginning of year	$11.13	$11.36	$11.21	$11.21	$10.72
Income from investment operations
Net investment income	0.25	0.26	0.29	0.31	0.32
Net gain (loss) on securities (both realized and unrealized)	(0.30)	(0.23)	0.15	—	0.49
Total from investment operations	(0.05)	0.03	0.44	0.31	0.81
Less distributions
Dividends from net investment income	(0.25)	(0.26)	(0.29)	(0.31)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.26)	(0.29)	(0.31)	(0.32)
End of year	$10.83	$11.13	$11.36	$11.21	$11.21
Total return	-0.44%	0.31%	3.94%	2.81%	7.69%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$161,725	$165,635	$175,173	$166,036	$166,315
Ratio of expenses to average net assets	1.05%	1.08%	1.03%	1.05%	1.03	%(a)
Ratio of net investment income to average net assets	2.30%	2.47%	2.53%	2.79%	3.02%
Portfolio turnover	10.03%	18.41%	18.46%	5.87%	13.46%

(a)	Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement was 1.03% for the year ended September 30, 2014.

16	LEE FINANCIAL MUTUAL FUND, INC.

The SAI dated February 1, 2019 includes additional information about the Fund and is incorporated by reference into (legally part of) this prospectus. Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual and Semi-Annual Report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or (800) 354-9654 or visit the Fund’s website at www.LeeHawaii.com. The Company provides the information at no charge to shareholders.

Reports and other information about the Company are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File number: 811-05631

LEE FINANCIAL MUTUAL FUND, INC.	17

HAWAII MUNICIPAL FUND
SURFX

3113 Olu Street
Honolulu, HI 96816-1425

Phone: (808) 988-8088
(800) 354-9654
Fax: (808) 988-5770

PRSRT STD
U.S. POSTAGE
PAID
HONOLULU, HI
PERMIT NO. 126

LEE FINANCIAL

Securities, Inc.
Distributor

NOT PART OF PROSPECTUS

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

LEE FINANCIAL MUTUAL FUND, INC.

HAWAII MUNICIPAL FUND

Investor Class – Ticker: SURFX

STATEMENT OF ADDITIONAL INFORMATION

dated February 1, 2019

Lee Financial Mutual Fund, Inc. (“Corporation”) is a series investment company organized as a Maryland corporation. In this Statement of Additional Information (“SAI”) all references to any series of the Corporation will be called the “Fund” unless expressly noted otherwise. Hawaii Municipal Fund (“Fund”), is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund offers one class of shares: Investor Class. The Fund is managed by Lee Financial Group Hawaii, Inc. (the “Investment Manager”).

This SAI is not a prospectus and should be read in conjunction with the Fund’s Prospectus. A copy of the Prospectus dated February 1, 2019 and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 or visiting the Fund’s website at www.LeeHawaii.com.

The audited financial statements and the related report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm of the Fund, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Annual Report are incorporated by reference.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Description of Municipal Securities Ratings	11
Tax Information	19
Management of the Fund	21
Investment Management Agreement	25
Portfolio Manager	27
Custodian	28
Fund Accounting	28
Independent Registered Public Accounting Firm	28
Portfolio Transactions	28
Purchasing and Redeeming Fund Shares	29
The Distributor	30
Transfer Agent	31

FUND HISTORY

The Corporation was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 40,000,000 shares have been allocated to the Fund. The Corporation is an open-end, management investment company, and the Fund is not diversified. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series or classes of stock but will not issue any senior securities. On October 1, 2014 the Corporation changed its name from First Pacific Mutual Fund, Inc. to Lee Financial Mutual Fund, Inc.

By Charter Amendment approved by a majority of the Corporation’s shareholders on December 18, 2007, the Corporation’s Board of Directors may in its discretion, without the vote or consent of the Fund’s shareholders, cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of the Fund or any other series or class of the Corporation established in the future. Such redemption could be made for any purpose, including, without limitation, a reorganization or liquidation of one or more series or classes of shares. If such a redemption or liquidation occurs, the shareholders of the Fund or any class thereof would be entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Corporation will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Corporation. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended (“1940 Act”). Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

The Fund may use “Lee Financial” in its name so long as Lee Financial Group Hawaii, Inc. or an affiliate thereof, acts as its investment manager.

INVESTMENT STRATEGIES AND RISKS

The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Fund will attempt to achieve its objective by investing primarily in a portfolio of investment grade obligations with maturities of up to 40 years and the Fund has an average expected stated maturity of 10-25 years. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

Fundamental investment restrictions, which limit the investments of the Fund, provide that the Fund may not:

1.         Issue senior securities.

2.         Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

3.         Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on Fund performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

4.         Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. The Fund’s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund’s net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.

5.         Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

6.         Buy any securities “on margin.” The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

7.         Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading “Investment Practices” in the Prospectus.

8.         Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

9.         Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract (“restricted securities” or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

10.        Make investments for the purpose of exercising control or participation in management.

11.        Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

12.        Invest in equity, interests in oil, gas or other mineral exploration or development programs.

13.        Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

14.        The Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.

The Fund may not change any of these investment restrictions or its investment objective without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy.

As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special obligation” bonds, which include “industrial revenue bonds.” General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The “issuer” of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly, the Fund will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

1.       General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

2.       Bonds issued under special improvements statutes;

3.       Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

4.       Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law. General obligation bonds may be issued by the State provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include monies received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

Because the Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

For the third quarter of 2018, Hawaii’s major economic indicators were mostly positive. Hawaii’s economic outlook is expected to continue positive growth from most of the economic indicators, as compared with the same quarter of 2017. According to the State of Hawaii Department of Business, Economic Development and Tourism’s (“DBEDT”), “Hawaii’s economy is expected to continue positive growth in 2018 and 2019.” The data below has been gathered from DBEDT's Quarterly Statistical Economic Report, Executive Summary 4th Quarter 2018.

Hawaii’s civilian employment count totaled 669,400 an increase of 0.2% in the third quarter of 2018 compared to the third quarter of 2017. Hawaii’s civilian labor force increased 0.3% as compared to the same period 2017. The civilian unemployed averaged 15,650 in the third quarter of 2018, an increase of 1.3% for the same quarter of 2017.

Civilian non-agriculture wage and salary jobs increased 2.0% in the third quarter of 2018 compared to the same period 2017, experiencing the thirty-second consecutive quarterly increase, mainly due to job gains in the private sector and the government sector. Job growth for the period was recorded in Food Services and Drinking Places; Professional & Business Services; Financial Activities; Health Care & Social Assistance; and Transportation, Warehousing, and Utilities which amounted to increases of 6.5%, 2.6%, 5.3%. 2.1%, and 2.1% respectively. In the third quarter of 2018 private sector jobs in Manufacturing, Information, and Retail Trade decreased by -3.5%, -4.3%, and -0.1%, respectively. The three levels of government had job increases of 1.3% in the third quarter of 2018 compared to the 2017 period.

According to the U.S. Bureau of Economic Analysis, Hawaii's total nominal annualized personal income increased 3.2% in the second quarter of 2018 from the second quarter of 2017, noting that the increase excludes inflation so that the growth of real personal income was smaller. For the period, Wages and Salaries increased 3.2%, [the thirty-second consecutive quarterly year-over-year increase since the third quarter of 2010] Supplements to Wages and Salaries increased 1.7%, Proprietor’s income increased 4.5%, Dividends, Interest, and Rent increased 4.3%, and annualized Personal Current Transfer Receipts increased 2.9%.

For the third quarter of 2018 compared to the third quarter of 2017, total tax collections distributed to the State general fund, Net Individual Income Tax revenues and Transient Accommodations Tax revenues increased 0.4%, 12.4% and 16.4%, respectively. Collections in the General Excise and Use Tax revenues and Net Corporate Income Tax revenues declined in the third quarter of 2018 as compared to the third quarter of 2017.

The tourism sector had an increase in domestic visitor arrivals in the third quarter of 2018. Since the third quarter of 2009, visitor arrivals have increased steadily, with the exception of the fourth quarter of 2013. Visitors had longer lengths of stay during the third quarter of 2018 yet spent less on a daily basis. International visitor arrivals decreased 0.9% in the third quarter of 2018 compared to the third quarter of 2017. In the third quarter of 2018, the number of visitor arrivals by air, total average daily census, and nominal visitor expenditures by air increased 4.1%, 5.0% and 4.4%. The annual average hotel occupancy for the first half of 2018 increased 1.00% compared to the same period last year.

Construction industry activity was mixed for the third quarter of 2018. Private building authorizations, and construction jobs increased by 2.9%, and 0.6%, respectively, in the third quarter of 2018 compared to the third quarter of 2017. Government contracts awarded decreased 38.8%, in the third quarter of 2018 compared to the same period 2017.

Bankruptcy filings increased 3.4% for the third quarter of 2018 compared to the same period in 2017.

DEBDT is forecasting that Hawaii’s economy is expected to continue positive growth into the fourth quarter of 2018 and into 2019. “Hawaii’s economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan.” According to the November 2018 Blue Chip Economic Consensus Forecasts, the U.S. economy is expected to grow 2.9% in 2018 and 2.6% in 2019. Blue Chip Economic Consensus Forecasts that the Japan economy is expected to increase 1.1% in 2018 and 1.1% in 2019. Hawaii’s economy, measured by real GDP (Gross Domestic Product) projections for 2018 indicate an increase of 1.0% and an increase of 1.2% in 2019.

Hawaii’s economy is largely impacted by tourism. DBEDT expects visitor arrivals for 2018 to increase 5.8% and visitor days increase 0.2% to 6.0%. DBEDT has revised its forecast for visitor expenditures in 2018 downward to 8.9%. DBEDT forecasts growth rates for visitor arrivals, visitor days and visitor expenditures to be 1.8%, 2.1% and 4.2%, respectively in 2019.

DBEDT forecasts that beyond 2019 Hawaii’s economy should continue on an expansion path, with forecasted increases in job growth, visitor arrivals, visitor expenditures and real personal income, Hawaii’s real GDP growth, accompanied by an increase in the unemployment rate. These economic forecasts assumed that there are improvements in national and international economies and no new catastrophic event will occur to impact the Hawaii economy.

According to the State of Hawaii there are lawsuits and claims, that, if ultimately resolved against the State, could have a material adverse effect on the State’s financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any. Such lawsuits and claims include those involving (i) the Office of Hawaiian Affairs (“OHA”) and certain lands (the “Ceded Lands”) transferred in 1898 by the Republic of Hawaii to the United States and in 1959, upon the State’s admission to the Union, by the United States to the State (as to, among other things, claims to a portion of the income and proceeds of the Ceded Lands) and the State’s alleged breach of fiduciary duties as trustee of the public land trust in the management of Mauna Kea; (ii) the Hawaiian Home Lands Trust and the Department of Hawaiian Home Lands (as to certain alleged breaches of trust and fiduciary duties and related individual claims by beneficiaries of the Hawaiian Homes Commission Act of 1920, referred to herein as the “Individual Claims Cases”; and separately, as to alleged violations of Article XII, Section 1 of the State Constitution for the Legislature not providing sufficient funding for the Department’s Administration and Operating Budget, referred to herein as “Nelson”); (iii) the Hawaii Employer-Union Health Benefits Trust Fund (“EUTF”) (as to the alleged rights of retirees and their dependents to health care benefits equivalent to those provided to active employees and their dependents); and (iv) the Department of Taxation (as to the class action lawsuit against the State of Hawaii).

U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as “GNMA”); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks and the Federal National Mortgage Association (“Fannie Mae”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities issued or guaranteed by Freddie Mac and Fannie Mae, including any such securities held by the Fund.

Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S & P Global Ratings Service (“S&P” or “S & P Global Ratings”) or Aa3, or better, by Moody’s Investors Service (“Moody's”); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. Investment in U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac may involve the risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. When the Investment Manager determines that there is a period of adverse market conditions, including when Hawaiian tax-exempt securities are unavailable, the Fund may maintain uninvested cash or invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of the Fund.

Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as “initial margin.” Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as “maintenance margin.” In situations in which the Fund is required to deposit additional maintenance margin, and if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.

The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the “strike price”) determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that the exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be “covered.”

The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund's total assets (taken at current value).

Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager’s predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in a portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due to, among other things, daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

The Fund's hedging activities are subject to special provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If the Investment Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities.

Regulation as a Commodity Pool Operator

The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

“When-issued” and “delayed delivery” transactions. The Fund may engage in “when-issued” and “delayed delivery” transactions and utilize futures contracts and options thereon for hedging purposes.

No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation, the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in “when-issued” and “delayed delivery” transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may not be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its net tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

For the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

An investment in a tax-exempt fund is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund’s dividends being tax-exempt, but such dividends may be ultimately taxable to the beneficiaries when distributed. In addition, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

As of September 30, 2018, the Fund had, for federal income tax purposes, a short-term capital loss carryforward of $109,831 and a long-term capital loss carryforward of $272,996, each of which may be carried forward indefinitely retaining its tax character to offset future gains to the extent permitted by the Code and applicable tax regulations.

MANAGEMENT OF THE FUND

The Officers and Directors of the Corporation, their principal occupations for the last five years and their affiliation, if any, with the Investment Manager, or the Corporation's Distributor, are shown below. Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The Corporation’s Investment Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland. Unless otherwise indicated below, the address of each Director and Officer is c/o Lee Financial Group Hawaii, Inc., 3113 Olu Street, Honolulu, HI 96816-1425.

Name, Age and Address	Position & Office With the Corporation	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Corporation Complex Overseen by Director**	Other Directorships Held by Director During the Past Five Years
DISINTERESTED DIRECTORS
Clayton W.H. Chow (66)	Director	Unlimited Term 30 years	Retired; March 2012-August 2014, Sales Manager, Estes Express	1	None
Lynden M. Keala (64)	Director	Unlimited Term 29 years	February 2014–Present, Account Executive, American Solutions for Business; September 2005-January 2014, Account Executive, Workflow One (formerly The Relizon Company)	1	None
Karen T. Nakamura (74)	Director	Unlimited Term 21 years	January 2015-Present, Karen T. Nakamura Associates, Partner; December 2000-Present, Vice President, Wallpaper Hawaii, Ltd.; December 1998-December 2014, CEO, Building Industry Association of Hawaii	1	None
Kim F. Scoggins (71)	Director	Unlimited Term 21 years	Vice President & Division Manager, Colliers International HI, LLC	1	None
INTERESTED DIRECTORS
Terrence K.H. Lee (61)*	Director, Chairman, and CEO	Unlimited Term 30 years	Director, President and CEO, Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.	1	None

OFFICERS
Nora B. Foley (58)	President (Since January 2018), and Chief Compliance Officer (Since October 2004)	Vice President, CCO, CFO, and Treasurer Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.
Charlotte A. Meyer (65)	Secretary (Since January 2018)

Director, Secretary (Since March 2018) Corporate Vice President,

and Assistant Treasurer (January 2006 – March 2018), Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc.

Lee Ann Y. Matsuda (54)	Treasurer (Since January 2018)

Employee, Vice President, March 2016 – Present; VP Operations, March 2013 – March 2016, Lee Financial Group Hawaii, Inc.

March 2013 – Present; Employee, Lee Financial Securities, Inc. and Lee Financial Recordkeeping, Inc.

Terrence K.H. Lee is an interested person of the Corporation by virtue of his relationship as a director, officer and shareholder of the Fund’s investment manager, as a director and officer of the Fund’s principal underwriter and transfer agent and because he has had a material and professional relationship with the Corporation for the last two completed calendar years.

**	Each Corporation director oversees one portfolio of the Corporation that is currently offered for sale.

Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director for the Fund. Mr. Chow has substantial local business and management experience as an office technology specialist. Mr. Keala’s experience as an account executive for two operating companies brings significant local business and sales experience to the Board. Ms. Nakamura has substantial business and management experience as a senior executive with operating companies and previous experience as a board member of another mutual fund. Mr. Scoggins has substantial business experience as a senior executive of a commercial real estate firm and has previous experience as a board member of another mutual fund. Mr. Lee brings over three decades of investment management and senior executive business experience as an investment adviser and as the founder, director, president and chief executive officer of the Fund’s Investment Manager, transfer agent and distributor.

Audit Committee

The Audit Committee of the Fund (“Committee”) oversees the Fund’s financial reporting process and internal controls and monitors the Fund’s internal audit plans. With the assistance of the independent accountants of the Fund, the Committee ensures the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund’s accounting principles, clarity of the Fund’s financial disclosures and degree of aggressiveness or conservatism of accounting principles.

The Committee provides assistance to the Fund’s Directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund’s officers.

Each non-interested Director serves as a member of the Committee.

The Audit Committee held three meetings during the fiscal year ended September 30, 2018.

Nominating Committee

The Nominating Committee’s mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

Each non-interested Director serves as a member of the Nominating Committee.

The Nominating Committee held one meeting during the fiscal year ended September 30, 2018.

The Nominating Committee will not consider nominees recommended by security holders.

The Board is currently composed of five Directors, four of whom are “disinterested directors.” The Board has appointed Mr. Lee, the Board’s only interested Director, to serve as the Chairman of the Board. The Board has also engaged the Investment Manager to manage and administer the Fund. All parties engaged to render services to the Fund are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other Directors and officers and performs such acts and duties as may be permitted by the Fund’s Articles of Incorporation, Bylaws, Fund policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Effective July 25, 2018, Mr. Scoggins has been re-appointed as the Lead Independent Director for a two year term. The Lead Independent Director coordinates the activities of the independent Directors, such as by chairing separate meetings of the independent Directors and by raising and discussing issues with legal counsel on an as needed basis. The Lead Independent Director is also the point of contact among the independent Directors with whom Fund management could discuss matters between Board meetings. The Board conducts regular meetings at least four times a year and special meetings, either in person or telephonic, to ensure the uninterrupted oversight and management of the Fund. The Board also relies on professionals, such as the independent registered public accountants and legal counsel, and the Fund’s Chief Compliance Officer to assist the Directors in performing their oversight responsibility. Each of the Board’s standing committees are comprised exclusively of the disinterested Directors of the Fund. The Board has established the committees described above and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight. The Board reviews its leadership structure during its periodic self-assessments and based on that review, has determined that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board lead by independent Directors, the frequent communications with professionals retained to serve the Fund, including the Investment Manager, legal counsel, financial and accounting professionals and compliance personnel, that enhance the Board’s oversight.

The Board performs its risk oversight function for the Fund through a combination of direct oversight by the Board as a whole and its committees and indirectly through the Investment Manager, Fund officers, compliance personnel and other service providers. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Day-to-day risk management functions are within the responsibilities of the Investment Manager and the other service providers retained to carry out the Fund’s investment management and business affairs. The Board provides risk oversight through: receiving and reviewing on a regular basis reports on a variety of matters, including matters related to risk assessments determined by the Investment Manager and other service providers; receiving, reviewing and approving compliance policies and procedures; periodic meetings with the portfolio manager to review investment policies, strategies and risks; meetings with key personnel from the principal service providers to review, discuss and provide guidance and direction with respect to the activities and operations of the Fund; and meeting regularly with the Chief Compliance Officer of the Fund to discuss compliance findings and issues. The Audit Committee also receives periodic reports from the Fund’s independent registered public accounting firm and from the Fund’s Treasurer on internal control, disclosure controls and procedures and financial reporting matters.

The Board also relies on the Investment Manager, with respect to day-to-day operations and activities of the Fund, to create and maintain processes and controls to minimize risk and the likelihood of adverse effects on the Fund’s business and reputation.

Set forth below is the dollar range of securities of the Fund or the Corporation beneficially owned by each Director as of December 31, 2018:

Name of Director	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies overseen by Director in Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow	$1 - $10,000	$1 - $10,000
Lynden M. Keala	None	None
Karen T. Nakamura	over $100,000	over $100,000
Kim F. Scoggins	$50,000 - $100,000	$50,000 - $100,000
Interested Director
Terrence K.H. Lee	over $100,000	over $100,000

The compensation of the Officers, other than the Corporation’s Chief Compliance Officer, who are interested persons (as defined in the 1940 Act) of the Investment Manager is paid by the Investment Manager. The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Investment Manager for services or expenses incurred in connection with attending meetings of the Board of Directors and pays Lee Financial Group Hawaii, Inc. for the compensation of the Chief Compliance Officer. The Directors and Officers as a group own less than 1% of the Fund's shares. Set forth below is the Directors’ and Chief Compliance Officer’s compensation for the most recent fiscal year:

Name of Person, Position	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued As Part of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Corporation
Disinterested Directors
Clayton W.H. Chow Director	$2,800.00	0	0	$2,800.00
Lynden M. Keala Director	$2,800.00	0	0	$2,800.00
Stuart S. Marlowe[1] Director	$2,100.00	0	0	$2,100.00
Karen T. Nakamura Director	$2,800.00	0	0	$2,800.00
Kim F. Scoggins Director	$2,800.00	0	0	$2,800.00
Chief Compliance Officer
Nora B. Foley	$70,000.00	0	0	$70,000.00
Interested Director
Terrence K.H. Lee Director, Chairman, and CEO	$0.00	0	0	$0.00

[1]	Mr. Marlowe retired from the Board effective April 25, 2018.

Code of Ethics

The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. The Distributor and Investment Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of 1940, as amended, that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Proxy Voting Procedures (“Procedures”) of the Corporation are attached as Exhibit A to this SAI. The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances, the Fund does not hold any voting securities in its investment portfolio. However, under limited circumstances, the Fund may hold money market mutual fund shares. The Procedures have been approved by the Board and may be amended only by the Board.

The Board has delegated its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Hawaii, Inc., provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by contacting the Investment Manager at (800) 354-9654 or by visiting the Fund’s website at www. LeeHawaii.com or the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings Policies

The Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings (“Procedures”) of the Corporation are attached as Exhibit B to this SAI. In addition to the disclosure of portfolio holdings to the Fund’s Service Providers and certain rating and ranking organizations, the following vendors receive the portfolio holdings information on an on-going basis for legitimate business purposes: Professional Image, Inc. and Integrity Online Marketing.

INVESTMENT MANAGEMENT AGREEMENT

Subject to the authority of the Directors and under the laws of the State of Maryland, the Investment Manager and the Corporation’s Officers will supervise and implement the Fund’s investment activities. The Investment Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

The Investment Management Agreement between the Investment Manager and the Corporation provides that the Investment Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Manager is responsible for evaluating the portfolio and overseeing its performance.

The Investment Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation, other than as the Corporation’s Chief Compliance Officer, if duly elected to such positions. The Investment Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers, other than the Corporation’s Chief Compliance Officer, and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of the Fund’s federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Investment Manager, the Fund pays the Investment Manager a fee at the annual rate of 0.50 of one percent (0.50%) of its average daily net assets.

Fees paid by the Fund for the three most recent fiscal years:

Investment Management Agreement
2018	$811,291
2017	$840,907
2016	$842,501

The Investment Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

In the event the expenses of the Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the Investment Manager hereunder will be reduced by the amount of such excess.

The current Investment Management Agreement between the Fund and the Investment Manager was initially approved on May 14, 1991. The Investment Management Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreement or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Investment Management Agreement provides that either party may terminate by giving the other not more than sixty days’, nor less than thirty days’, written notice. The Investment Management Agreement will terminate automatically if assigned by either party.

The Investment Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Investment Manager renders periodic reports of the Fund's investment activities.

The Investment Manager also serves as administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on October 14, 1999 and amended and restated on July 27, 2016. The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation. Administrative services shall include the compliance matters of the Fund. Pursuant to the Administrative Agreement, until July 27, 2016 the administrator received a fee calculated at an annual rate of up to 0.05% of the Fund’s average daily net assets. Effective July 27, 2016, the administrative fee changed to an annual rate of up to 0.10% of the Fund’s average daily net assets. The administrator is currently receiving 0.02% of the average daily net assets of the Fund for these services.

As the administrator, the Investment Manager shall furnish the Fund administrative services. Administrative services shall include, but are not limited to, the following compliance matters of the Fund: filings with the SEC, the Financial Industry Regulatory Authority, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.

Fees paid by the Fund for the three most recent fiscal years:

Administrative Agreement
2018	$32,449
2017	$33,634
2016	$33,697

Mr. Lee, Director, President and Chief Executive Officer of the Investment Manager, Ms. Meyer, Director, Vice President and Secretary of the Investment Manager, Ms. Lee, Director, of the Investment Manager, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Investment Manager, are affiliated with both the Corporation and the Investment Manager. Mr. Lee owns the majority of the stock of, and controls, the Investment Manager. The stock of the Investment Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

As of December 31, 2018, to the Fund’s knowledge, no persons held of record or beneficially 5% or more of the outstanding shares of the Fund.

Portfolio Manager

Terrence K.H. Lee serves as the portfolio manager of the Fund.

Other Accounts Managed: The following provides information regarding other accounts, other than the Fund, managed by the portfolio manager as of September 30, 2018.

Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance-Based Advisory Fees
Terrence Lee
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	3	$ 2,029,602	None	$0

Ownership of Securities: As of September 30, 2018, the dollar range of the Fund’s shares beneficially owned by Mr. Lee was over $100,000.

Compensation: The portfolio manager’s compensation is a fixed salary that is based on core job responsibilities and business considerations. His salary is not based on Fund or account performance. In addition, all employees meeting certain participant requirements, including the portfolio manager, are eligible to participate in the Investment Manager’s 401k profit sharing plan, in which certain employer contributions are based on the overall financial condition of the Investment Manager.

Conflicts of Interest: Mr. Lee is responsible for managing the Fund as well as other accounts. Mr. Lee may manage accounts which may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts or other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts.

The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The firm seeks to provide best execution of all securities transactions and may aggregate and then allocate securities to client accounts. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Manager and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected by the Investment Manager between the Fund and another client account. The Investment Manager conducts periodic reviews of trades for consistency with these policies.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, is the custodian for the Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

FUND ACCOUNTING

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite #450, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Corporation is Tait, Weller & Baker LLP, Two Liberty Place, 50 S 16th Street, Suite #2900, Philadelphia, Pennsylvania 19102-2529.

PORTFOLIO TRANSACTIONS

The Investment Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Investment Manager, including quotations necessary to determine the value of the Fund’s net assets. Any research benefits derived are available for all clients of the Investment Manager. Since statistical and other research information is only supplementary to the research efforts of the Investment Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Investment Manager may (subject always to best price and execution) take into consideration that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Corporation, its Investment Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

If it is believed to be in the best interests of the Fund, the Investment Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security in a so-called “riskless principal” transaction) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Investment Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of securities of the Fund and of one or more other clients advised by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective size of the Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

The Directors have adopted certain policies incorporating the standards of Rule 17e-1 under the 1940 Act issued by the SEC which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Chief Compliance Officer and to maintain records in connection with such reviews.

The Fund does not currently expect to incur any brokerage commission expense on transactions in its portfolio securities because debt instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

During each of the fiscal years ended September 2018, 2017, and 2016, the Fund did not effect brokerage transactions with the Distributor or any other affiliated broker.

PURCHASING AND REDEEMING FUND SHARES

Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries (“Service Agents”) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Fund were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Distributor.

Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of the Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund’s Transfer Agent prior to a designated time contracted with the Transfer Agent, to receive that day’s share price. Proper payment for the order must be received by the Transfer Agent in accordance with settlement instructions agreed upon between the Fund and the Service Agent. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

The Investment Manager and/or its affiliates provide additional cash payments out of their own resources to financial intermediaries that sell shares of the Fund or provide other services to shareholders. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund. Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list or in sales programs. These payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you.

The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund’s portfolio. All in-kind purchases are subject to prior approval by the Investment Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Investment Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Investment Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Investment Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

The minimum initial investment for Fund shares is $10,000.00 and the minimum subsequent purchase amount is $100.00. This requirement may be waived at the Distributor’s discretion.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Lee Financial Securities, Inc. 3113 Olu Street, Honolulu, Hawaii 96816-1425 (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

Mr. Lee, Director, President and Chief Executive Officer of the Distributor, Ms. Meyer, Director, Vice President and Secretary of the Distributor, Ms. Lee, Director of the Distributor, and Ms. Foley, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Distributor, are affiliated with both the Corporation and the Distributor. Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and their investment performance and advertising and public relations material. The Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.

The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporation's disinterested Directors in compliance with the 1940 Act. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

Investor Class shares are subject to a Distribution Plan. The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. Distribution Plan payments are subject to limits under the rules of the Financial Industry Regulatory Authority.

Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund’s shares such as advertising, marketing and distributing the Fund’s shares and servicing the Fund’s investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for investors who are also their clients. Such third party institutions may receive fees paid by the Fund, based on the average daily value of the Fund's shares owned by investors or fees based on the number of holding shares of the Fund, for whom the institution performs administrative and accounting services. In addition, such services may include providing or arranging to provide shareholder support services not otherwise provided by the Corporation's transfer agent, and, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Corporation, processing shareholder transactions, and providing such other shareholder services as the Corporation may reasonably request.

The current Distribution Plan was approved on January 19, 2011, amended and restated on July 27, 2016, and provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at least annually at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Fund. Under the Distribution Plan, the Distributor or intermediary is entitled to receive from the Fund a fee, which is accrued daily and paid monthly, of up to 0.25% of the average daily net assets of the Fund. Payments under the Distribution Plan are tied exclusively to marketing, distribution and/or shareholder servicing expenses actually incurred, and the payments may not exceed the expenses actually incurred.

The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

Distribution Plan payments by the Fund, by category, for the most recent fiscal year were as follows: Advertising $7,949; Rent $36,150; Utilities $5,582; Salaries and Wages $176,896; Employee Benefits $11,286; Service Agent Platform Fees $5,526; Total $243,389.

TRANSFER AGENT

Lee Financial Recordkeeping, Inc., 3113 Olu Street, Honolulu, Hawaii 96816-1425, a wholly-owned subsidiary of the Investment Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement. The current Transfer and Dividend Disbursing Agent Agreement was approved by the Directors on January 19, 2011. The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent. Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of the Fund’s average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders. The Transfer Agent has delegated certain of its duties and responsibilities to Ultimus Fund Solutions, LLC (“Ultimus”) as sub-transfer agent. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by, or arranged to be provided by, the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the average daily net assets of the Fund. Effective October 1, 2018 the fee for these services was reduced from 0.10% to 0.05% of the average daily net assets of the Fund.

Fees paid by the Fund for the three most recent fiscal years:

	Transfer Agent Agreement	Shareholder Services Agreement
2018	$97,353	$162,257
2017	$100,907	$168,180
2016	$101,098	$168,498

Financial Statements

The Financial Statements of the Fund will be audited at least annually by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. The Financial Statements for the fiscal year ended September 30, 2018, Financial Highlights for the respective periods presented and the report of Tait, Weller & Baker LLP are incorporated by reference into this SAI. However, no other parts of the 2018 Annual Report to Shareholders are incorporated by reference to this SAI. Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI or by visiting the Fund’s website at www.LeeHawaii.com.

EXHIBIT A

HAWAII MUNICIPAL FUND

PROXY VOTING PROCEDURES

I.	INTRODUCTION

The following represents the Proxy Voting Procedures (“Procedures”) of the Hawaii Municipal Fund (“Fund”). The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances the Fund does not hold any voting securities in its investment portfolio. The Fund may hold money market mutual fund shares under limited circumstances. These Procedures have been approved by the Board of the Fund and may be amended only by the Board.

II.	DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Hawaii, Inc. (“Adviser”), provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

III.	APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures and guidelines in connection with the voting of portfolio securities for its clients, as attached hereto as an exhibit. The Board hereby approves such procedures and guidelines.

LEE FINANCIAL GROUP HAWAII, INC.

PROXY VOTING POLICIES

IV.	INTRODUCTION

Lee Financial Group Hawaii, Inc. (“Adviser”) is the investment adviser to Hawaii Municipal Fund (the “Fund”), a series of Lee Financial Mutual Fund, Inc. and certain individuals (“Accounts” and collectively with the Fund “Clients”). Under normal circumstances the Fund is invested in tax-exempt and other permissible fixed income instruments. The Fund may invest in tax-exempt money market instruments, including money market mutual funds under limited circumstances. The Adviser has the authority to vote proxies for the Fund. The Adviser does not have authority to vote proxies for the Accounts. Therefore, under normal circumstances the Adviser does not vote proxies for clients.

Proxies must be voted in the best interest of the Fund. The Guidelines set forth below summarize the Adviser’s position on various issues of concern to investors, and give a general indication of how Fund portfolio securities, specifically money market mutual funds, will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser will act prudently, solely in the interest of the beneficial owners of the Fund.

V.	CONFLICTS OF INTERESTS

The Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Adviser determines that a particular proxy vote involves a material conflict of interest, it may resolve the conflict of interest in several ways, including, without limitation, voting pursuant to the direction of the Fund’s Board or a committee of the Board or abstaining. Conflicts may arise as to votes involving an investment company’s investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, the Adviser will follow the Guidelines described herein, including the process for handling conflicts.

VI.	PROXY ADMINISTRATION

The portfolio manager and the compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.

A report summarizing each corporate issue and corresponding proxy vote will be available to clients upon request.

VII.	GUIDELINES

Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed –end Fund to Open End Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundable Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a funds fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

EXHIBIT B

LEE FINANCIAL MUTUAL FUND

(the “Fund”)

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

A.	Background

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has filed a registration statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). Form N-1A requires the Fund to disclose in its prospectuses and statements of additional information certain information about its policies and procedures with respect to the disclosure of its portfolio securities and any ongoing arrangements to make available information about its portfolio securities. The following policies and procedures describe the circumstances under which the Fund or its investment adviser, Lee Financial Group Hawaii, Inc. (“LFG”), may disclose the Fund’s portfolio securities information. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio securities information must be consistent with the antifraud provisions of the federal securities laws and the Fund’s or LFG’s fiduciary duties.

B.	Policies and Procedures

1. Disclosure of Portfolio Holdings. The Fund and LFG shall only disclose information concerning securities held in the Fund’s portfolios (such as complete portfolio holdings, top-ten portfolio holdings, asset allocations, sector allocations, as well as other portfolio holdings statistics, hereinafter referred to as “portfolio securities information”) under one or more of the following circumstances:

(i)	No sooner than 3 calendar days following the end of each calendar quarter, the Fund intends to post the top-ten holdings for the Hawaii Municipal Fund portfolio and other portfolio securities information held by the Fund’s portfolio on any website maintained for the Fund or otherwise in a manner available to all shareholders. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund files with the SEC its annual/semiannual shareholder report or quarterly portfolio holdings report that includes such period.

(ii)	The Fund or LFG may disclose the Fund’s portfolio securities holdings information to selected third parties when the Fund has a legitimate business purpose for doing so.

(a)	Examples of instances in which selective disclosure of the Fund’s portfolio securities information may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with LFG; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

(iii)	As required by the federal securities laws, including the 1940 Act, the Fund shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

2. Confidentiality and Duty not to Trade. In the event that the Fund or LFG discloses the Fund’s portfolio securities information to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

3. Prohibition against Compensation. Neither the Fund, LFG nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of the Fund’s portfolio securities information.

4. Persons Authorized to Disclose Information. With respect to the quarterly disclosure of portfolio holdings on any Fund website, LFG’s president or the Fund’s Chief Compliance Officer is authorized to prepare and post to any Fund website its portfolio securities information. With respect to any other disclosure of the Fund’s portfolio securities information, the Fund’s President and Treasurer and LFG’s president shall be authorized to disclose such information.

5. Shareholders’ Best Interests and Conflicts of Interest. In order to ensure that the disclosure of the Fund’s portfolio securities information is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with LFG, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund’s portfolio securities information for legitimate business purposes shall be approved by the Fund’s Board of Directors in advance of such disclosure. This requirement shall not apply to the disclosure of the Fund’s portfolio securities information to the Fund’s existing service providers of auditing, custody, proxy voting and other services to the Fund in connection with the provision of their services to the Fund, to rating or ranking organizations or as otherwise provided herein.

6. Board Oversight. The Board shall receive quarterly reports from LFG stating whether disclosures were made concerning the Fund’s portfolio securities information, pursuant to these policies and procedures, during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

EXHIBIT C

LEE FINANCIAL MUTUAL FUND

(the “Fund”)

Form of Policies and Procedures With Respect to

Frequent Purchases and Redemptions

Section 1. Policy

The Board of Directors (the “Board”) of the Fund has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders. In order to deter such trading activity, the Board has determined to limit shareholders in the Fund to six exchanges among the Fund or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts as described below. In order to implement this policy, the Fund is directed to monitor trading activity in the Fund and follow the procedures set forth in Section II. The Board recognizes that the procedures set forth in Section II may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund’s administrator (“Administrator”) will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

Section II. Procedures

On a bi-weekly basis (once every two weeks), the Administrator shall determine which accounts have placed large exchanges amongst the Fund using a specified threshold. Initially, the threshold shall be $25,000; however, the threshold may be increased or decreased based upon the initial threshold serving as an adequate basis for detection of excessive short-term trading. The account history for every exchange transaction over such threshold shall be reviewed.

If the Administrator determines that an account shows a pattern of excessive trading and/or excessive exchanging amongst the Fund, the account shall be flagged as a Potential Market Timer (“PMT”) and shall undergo further review. The Administrator may use an independent market timing system to assist in the daily review of Fund accounts.

If after further review, it is determined that a PMT account has exceeded the current trading policy limits or has otherwise engaged in market timing, the Administrator shall take one of the following actions with respect to accounts identified as belonging to the PMT:

Reject additional purchase or exchange orders;

Extend settlement of redemption transactions up to seven days;

Reject all trades in the current PMT account; or

Terminate the selling group agreement with the PMT.

It is understood that it may not be possible to monitor all accounts belonging to the PMT, but reasonable efforts will be made to do so.

The administrator shall notify the Fund’s transfer agent as well as the PMT or, its related financial intermediary, that such action has been taken using procedures adopted by the Administrator that are reasonably designed to document the suspected market timing activity as well as keep the Fund and the Board informed regarding implementation of the frequent trading policy.

For those accounts held in omnibus account arrangements with financial intermediaries, including: broker-dealers; banks, investment advisers; record-keepers; retirement plans; trusts; and fee-based program accounts, where such omnibus accounts generally do not identify customers’ trading activity on an individual basis, the Fund shall seek assurances from the intermediary that it has procedures adequate to monitor and address frequent, short-term trading.

PART C:	OTHER INFORMATION

Item 23.	EXHIBITS.

The following are the exhibits filed as a part of this registration statement:

(a)	Articles of Incorporation.

Filed with Post-Effective Amendment #11 to Form N-1A registration.*

(1)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #18 to Form N-1A registration.*
(2)	Articles of Amendment to Articles of Incorporation filed with Post-Effective Amendment #18 to Form N-1A registration.*
(3)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #27 to Form N-1A registration.*
(4)	Articles of Amendment to Articles of Incorporation filed with Post-Effective Amendment #27 to Form N-1A registration.*
(5)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #28 to Form N-1A registration.*
(6)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #34 to Form N-1A registration.*
(7)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #40 to Form N-1A registration.*
(8)	Articles of Amendment filed with Post-Effective Amendment #42 to Form N-1A registration.*
(9)	Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #46 to Form N-1A registration.*

(b)	By-Laws.

Filed with Post-Effective Amendment #11 to Form N-1A registration.*

(1)	Amendment #1 to By-Laws filed with Registration Statement on Form N-14 as filed with the Commission on August 20, 2007.*
(2)	Amendment #2 to By-Laws as filed with Post-Effective Amendment #48 to Form N-1A registration.*

(c)	Instruments Defining Rights of Security Holders.

Not applicable.

(d)	Investment Management Contracts.
(1)	Investment Management Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Group Inc. dated March 16, 1994 on behalf of the Hawaii Municipal Fund series as filed with Post-Effective Amendment #16 to Form N-1A registration.*
(a)	Amendment to Investment Management Agreement dated July 24, 2001, filed with Post-Effective Amendment #17 to Form N-1A registration.*
(b)	Amendment to Investment Management Agreement dated October 17, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
(c)	Amendment to Investment Management Agreement dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
(d)	Amendment to Investment Management Agreement dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(e)	Amendment to Investment Management Agreement dated January 23, 2008, filed with Post-Effective Amendment #27 to Form N-1A registration.*
(2)	Investment Management Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Group Inc. dated May 16, 2011 on behalf of the First Pacific Low Volatility Fund series as filed with Post-Effective Amendment #36 to Form N-1A registration.*

(a)	Amendment to Investment Management Agreement dated October 21, 2015, filed with Post-Effective Amendment #44 to Form N-1A registration.*

(e)	Underwriting Contracts.
(1)	Amended and Restated Distribution Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Securities, Inc. dated May 16, 2011 as filed with Post-Effective Amendment #36 to Form N-1A registration.*
(2)	Amended and Restated Distribution Agreement by and between Lee Financial Mutual Fund, Inc. and Lee Financial Securities, Inc. dated July 27, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(3)	Amendment to Distribution Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(f)	Bonus or Profit Sharing Contracts.

Not applicable because there are no pension, bonus or other agreements for the benefit of Directors and Officers.

(g)	Custodian Agreements.
(1)	Global Custody Agreement by and between First Pacific Mutual Fund, Inc. and MUFG Union Bank, N.A. dated August 1, 2014 on behalf of the Hawaii Municipal Fund and the First Pacific Low Volatility Fund series filed with Post-Effective Amendment #42 to Form N-1A registration.*
(2)	Amendment to the Global Custody Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(h)	Other Material Contracts.
(1)	Administrative Agreements.
(A)	Administrative Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Group Inc. dated October 14, 1999 on behalf of the Hawaii Municipal Fund series as filed with Post-Effective Amendment #15 to Form N- 1A registration.*
(1)	Amendment to Administration Agreement dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
(2)	Amendment to Administration Agreement dated October 17, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
(3)	Amendment to Administration Agreement dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
(4)	Amendment to Administration Agreement dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(5)	Amendment to Administration Agreement dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(6)	Amended and Restated Administration Agreement by and between Lee Financial Mutual Fund, Inc. and Lee Financial Group Hawaii, Inc. dated July 27, 2016 on behalf of the Hawaii Municipal Fund series and the Lee Financial Tactical Fund series as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(7)	Amendment to Administration Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(B)	Administrative Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Group Inc. dated May 16, 2011 on behalf of the First Pacific Low Volatility Fund series as filed with Post-Effective Amendment #36 to Form N-1A registration.*

(2)	Selling Dealer Agreement.
(A)	Selling Dealer Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Securities, Inc. on behalf of the Hawaii Municipal Fund series as filed with Pre-Effective Amendment #1 to Form N-1A registration.*
(1)	Amended Selling Dealer Agreement dated July 23, 2003 filed with Post-Effective Amendment #21 to Form N-1A registration.*
(2)	Amended Selling Dealer Agreement dated April 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(3)	Amended Selling Dealer Agreement dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(B)	Selling Dealer Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Securities, Inc. on behalf of the First Pacific Low Volatility Fund series as filed with Post-Effective Amendment #36 to Form N-1A registration.*

(3)	Transfer Agent Agreement.
(a)	Amended and Restated Transfer Agent Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Recordkeeping, Inc. dated January 10, 2014 filed with Post-Effective Amendment #40 to Form N-1A registration.*
(1)	Amendment to Transfer Agent Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(b)	Sub-Transfer Agent and Shareholder Services Agreement between Lee Financial Recordkeeping, Inc. and Ultimus Fund Solutions, LLC dated January 13, 2014 filed with Post-Effective Amendment #40 to Form N-1A registration.*
(1)	Amendment to Sub-Transfer Agent Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(4)	Fund Accounting Agreement.

Filed with Post-Effective Amendment #17 to Form N-1A registration.*

(a)	Amendment to Fund Accounting Agreement dated August 5, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
(b)	Amendment to Fund Accounting Agreement dated December 21, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(c)	Amendment to Fund Accounting Agreement dated January 1, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(d)	Amended and Restated Schedule A to the Fund Accounting Agreement dated April 12, 2011 filed with Post-Effective Amendment #36 to Form N-1A registration.*
(e)	Amended and Restated Schedule B to the Fund Accounting Agreement dated April 12, 2011 filed with Post-Effective Amendment #26 to Form N-1A registration.*
(f)	Amendment to Fund Accounting Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(5)	Shareholder Services Agreement.
(a)	Amended and Restated Shareholder Services Agreement by and between First Pacific Mutual Fund, Inc. and Lee Financial Recordkeeping, Inc. dated May 16, 2011 as filed with Post-Effective Amendment #36 to Form N-1A registration.*

(b)	Amended and Restated Shareholder Services Agreement by and between Lee Financial Mutual Fund, Inc. and Lee Financial Recordkeeping, Inc. dated July 27, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(c)	Amendment to Shareholder Services Agreement dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(6)	Fidelity Bond Joint Insurance Agreement.
(a)	Amendment to Joint Insurance Agreement dated January 28, 2009 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(b)	Amended and Restated Joint Insurance Agreement dated January 18, 2017 as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(c)	Amended and Restated Joint Insurance Agreement dated January 19, 2018 as filed with Post-Effective Amendment #48 to Form N-1A registration.*
(d)	Amended and Restated Joint Insurance Agreement dated January 23, 2019 is filed herewith.

(i)	Legal Opinion.

The legal opinion of Drinker Biddle & Reath LLP is filed herewith.

(j)	Other Opinions.

The consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements.

None.

(l)	Initial Capital Agreements.
(1)	Purchase Agreement dated October 12, 1988 on behalf of the Hawaii Municipal Fund series filed with Pre-Effective Amendment #1 to Form N-1A registration.*
(2)	Purchase Agreement dated June 10, 2011 on behalf of the First Pacific Low Volatility Fund series filed with Post-Effective Amendment #36 to Form N-1A registration.*

(m)	Rule 12b-1 Plan.
(1)	Amended and Restated Distribution Plan dated May 16, 2011 filed with Post-Effective Amendment #36 to Form N-1A registration.*
(2)	Amended and Restated Distribution Plan dated July 27, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*
(3)	Amendment to Distribution Plan dated September 30, 2016 as filed with Post-Effective Amendment #46 to Form N-1A registration.*

(n)	Rule 18f-3 Plan.

Amended and Restated Rule 18f-3 Plan dated May 16, 2011 filed with Post-Effective Amendment #36 to Form N-1A registration.*

(p)	Code of Ethics.
(1)	Fund Code of Ethics.

Filed with Post-Effective Amendment #16 to Form N-1A registration.*

(a)	Amendment to Code of Ethics dated January 14, 2003 filed with Post-Effective Amendment #20 to Form N-1A registration.*

(b)	Amendment to Code of Ethics dated May 28, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(c)	Amendment to Code of Ethics dated October 20, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(d)	Amendment to Code of Ethics dated December 23, 2004 filed with Post-Effective Amendment #23 to Form N-1A registration.*
(e)	Amendment to Code of Ethics dated January 2, 2006 filed with Post-Effective Amendment #24 to Form N-1A registration.*
(f)	Amendment to Code of Ethics dated December 30, 2006 filed with Post-Effective Amendment #25 to Form N-1A registration.*
(g)	Amendment to Code of Ethics dated December 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(h)	Amendment to Code of Ethics dated September 1, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(i)	Amendment to Code of Ethics dated December 31, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(j)	Amendment to Code of Ethics dated June 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
(k)	Amendment to Code of Ethics dated September 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
(l)	Amendment to Code of Ethics dated March 1, 2010 filed with Post-Effective Amendment #31 to Form N-1A registration.*
(m)	Amendment to Code of Ethics dated September 30, 2010 filed with Post-Effective Amendment #31 to Form N-1A registration.*
(n)	Amendment to Code of Ethics dated June 1, 2011 filed with Post-Effective Amendment #36 to Form N-1A registration.*
(o)	Amendment to Code of Ethics dated February 1, 2012 filed with Post-Effective Amendment #37 to Form N-1A registration.*
(p)	Amendment to Code of Ethics dated January 1, 2014 filed with Post-Effective Amendment #40 to Form N-1A registration.*
(q)	Amendment to Code of Ethics dated January 9, 2015 filed with Post-Effective Amendment #42 to Form N-1A registration.*
(r)	Amendment to Code of Ethics dated July 29, 2015 filed with Post-Effective Amendment #44 to Form N-1A registration.*
(s)	Amendment to Code of Ethics dated September 16, 2016 filed with Post-Effective Amendment #46 to Form N-1A registration.*
(t)	Amendment to Code of Ethics dated October 2, 2017 filed with Post-Effective Amendment #48 to Form N-1A registration.*
(u)	Amendment to Code of Ethics dated January 7, 2019 is filed herewith.

(2)	Adviser and Distributor Code of Ethics.

Filed with Post-Effective Amendment #16 to Form N-1A registration.*

(a)	Amendment to Code of Ethics dated September 30, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
(b)	Amendment to Code of Ethics dated September 20, 2002 filed with Post-Effective Amendment #20 to Form N-1A registration.*
(c)	Amendment to Code of Ethics dated January 14, 2003 filed with Post-Effective Amendment #20 to Form N-1A registration.*
(d)	Amendment to Code of Ethics dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(e)	Amendment to Code of Ethics dated May 28, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
(f)	Amendment to Code of Ethics dated October 20, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*

(g)	Amendment to Code of Ethics dated December 23, 2004 filed with Post-Effective Amendment #23 to Form N-1A registration.*
(h)	Code of Ethics dated February 1, 2005 filed with Post-Effective Amendment #23 to Form N-1A registration.*
(i)	Amendment to Code of Ethics dated January 2, 2006 filed with Post-Effective Amendment #24 to Form N-1A registration.*
(j)	Amendment to Code of Ethics dated December 30, 2006 filed with Post-Effective Amendment #25 to From N-1A registration.*
(k)	Amendment to Code of Ethics dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
(l)	Amendment to Code of Ethics dated September 1, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(m)	Amendment to Code of Ethics dated December 31, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(n)	Amendment to Code of Ethics dated January 28, 2009 filed with Post-Effective Amendment #28 to Form N-1A registration.*
(o)	Amendment to Code of Ethics dated June 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
(p)	Amendment to Code of Ethics dated September 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
(q)	Amendment to Code of Ethics dated March 1, 2010 filed with Post-Effective Amendment #31 to Form N-1A registration.*
(r)	Amendment to Code of Ethics dated September 30, 2010 filed with Post-Effective Amendment #31 to Form N-1A registration.*
(s)	Amendment to Code of Ethics dated February 1, 2012 filed with Post-Effective Amendment #37 to Form N-1A registration.*
(t)	Amendment to Code of Ethics dated January 1, 2014 filed with Post-Effective Amendment #40 to Form N-1A registration.*
(u)	Amendment to Code of Ethics dated January 28, 2015 filed with Post-Effective Amendment #42 to Form N-1A registration.*
(v)	Amendment to Code of Ethics dated July 29, 2015 filed with Post-Effective Amendment #44 to Form N-1A registration.*
(w)	Amendment to Code of Ethics dated September 16, 2016 filed with Post-Effective Amendment #46 to Form N-1A registration.*
(x)	Amendment to Code of Ethics dated October 2, 2017 filed with Post-Effective Amendment #48 to Form N-1A registration.
(y)	Amendment to Code of Ethics dated January 7, 2019 is filed herewith.

*	Previously filed and incorporated by reference herein.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None

Item 25.	INDEMNIFICATION.

Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

(i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

(ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of the Company's investment manager are contained in Section 10 of the Investment Management Agreements between the Company and Lee Financial Group Hawaii, Inc.

Provisions for indemnification of the Company's distributor are contained in Section 14 of the Amended and Restated Distribution Agreement between the Company and Lee Financial Securities, Inc.

Provisions for indemnification of the Company's transfer agent and dividend disbursing agent are contained in Section 24 of the Amended and Restated Transfer Agent and Dividend Disbursing Agent Agreement between the Company and Lee Financial Recordkeeping, Inc.

Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The principal business of Lee Financial Group Hawaii, Inc. is to provide investment counsel and advice to individuals and institutional investors. Listed below are the directors and officers of Lee Financial Group Hawaii, Inc. and any business, profession, vocation or employment that they have engaged in during the last two years.

Name	Positions with Adviser	Business, Profession, Vocation or Employment Engaged In Within the Last Two Fiscal Years*
Terrence K.H. Lee	Director, President and CEO

Director, President and CEO of Lee Financial Securities, Inc., Lee Financial Recordkeeping, Inc., and Director, Chairman, and CEO of Lee Financial Mutual Fund, Inc., President of Lee Financial Mutual Fund until January 2018, Portfolio Manager for the Hawaii Municipal Fund, series of Lee Financial Mutual Fund, Inc.

Charlotte A. Meyer	Director, Secretary and Vice President

Director, Secretary and Vice President of Lee Financial Securities, Inc., Lee Financial Recordkeeping, Inc., and Assistant Treasurer until March 2018, Secretary of Lee Financial Mutual Fund, Inc., and Assistant Secretary of Lee Financial Mutual Fund until January 2018.

Lugene Endo Lee	Director

Director of Lee Financial Securities, Inc., Lee Financial Recordkeeping, Inc. Secretary and Vice President of Lee Financial Group Hawaii, Inc., Lee Financial Securities, Inc., Lee Financial Recordkeeping, Inc., until March 2018, and Secretary of Lee Financial Mutual Fund, Inc. until January 2018.

Nora B. Foley	Vice President, CCO, CFO and Treasurer

Vice President, CCO, CFO and Treasurer of Lee Financial Securities, Inc., Lee Financial Recordkeeping, Inc. and President , and Chief Compliance Officer of Lee Financial Mutual Fund, Inc., and Treasurer and Assistant Secretary of Lee Financial Mutual Fund until January 2018.

*	The principal business address of Lee Financial Mutual Fund, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc. is 3113 Olu Street, Honolulu, Hawaii 96816-1425.

Item 27.	PRINCIPAL UNDERWRITERS.

(a)   Lee Financial Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

(b)   Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to Item 20:

Name and Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Terrence K.H. Lee 3113 Olu Street Honolulu, HI 96816-1425	Director, President and CEO	Director, Chairman, and CEO, Portfolio Manager of the Hawaii Municipal Fund, series of Lee Financial Mutual Fund, Inc.
Lugene Endo Lee 3113 Olu Street Honolulu, HI 96816-1425	Director
Charlotte A. Meyer 3113 Olu Street Honolulu, HI 96816-1425	Director, Secretary Vice President	Secretary
Nora B. Foley 3113 Olu Street Honolulu, HI 96816-1425	Vice President CCO, CFO and Treasurer	President and Chief Compliance Officer

(c)   Not applicable.

Item 28.	LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:

Lee Financial Group Hawaii, Inc.

3113 Olu Street

Honolulu, HI 96816-1425;

Lee Financial Recordkeeping, Inc.

3113 Olu Street

Honolulu, HI 96816-1425

Item 29.	MANAGEMENT SERVICES.

All management services are covered in the management agreement between the Registrant and Lee Financial Group Hawaii, Inc., as discussed in Parts A and B.

Item 30.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Corporation certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 50 to its registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment No. 51 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 25th day of January, 2019.

LEE FINANCIAL MUTUAL FUND, INC.

By:	/s/ Terrence K.H. Lee
Terrence K.H. Lee, CEO

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 50 to its registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Terrence K.H. Lee	Chairman, Director,	January 25, 2019
Terrence K.H. Lee	and CEO

/s/ Clayton W.H. Chow	Director	January 25, 2019
Clayton W.H. Chow

/s/ Lynden M. Keala	Director	January 25, 2019
Lynden M. Keala

/s/ Karen T. Nakamura	Director	January 25, 2019
Karen T. Nakamura

/s/ Kim F. Scoggins	Director	January 25, 2019
Kim F. Scoggins

/s/ Nora B. Foley	President	January 25, 2019
Nora B. Foley

/s/ Lee Ann Y. Matsuda	Treasurer	January 25, 2019
Lee Ann Y. Matsuda	(Chief Financial Officer)

EXHIBIT INDEX

Item 23.

(h)(6)(d)	Amended and Restated Joint Insurance Agreement.
(i)	Opinion and Consent of Counsel.
(j)	Consent of Independent Registered Public Accounting Firm.
(p)(1)(u)	Amendment to Fund Code of Ethics.
(p)(2)(y)	Amendment to Adviser and Distributor Code of Ethics.